CONSULTING AGREEMENT

THIS AGREEMENT is made as of the 6th day of June, 2011.

BETWEEN:

URANIUM 308 CORP., a company incorporated under the laws of State of Nevada, having an address for delivery located at 2808 Cowan Circle, Las Vegas, Nevada  89107

(the “Company”)
OF THE FIRST PART

AND:

COREY J. SANDBERG, businessman, having an address for delivery at P.O. Box 1502, Maple Grove, MN  55369

(the “Consultant”)
OF THE SECOND PART

WHEREAS:

A.	the Company is a development stage mineral exploration company;

B.	the Company wishes to engage the Consultant to provide those services (the “Services”) set out in Schedule “A” attached to this agreement on the terms and conditions of this Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the promises and the mutual agreements and covenants herein contained (the receipt and adequacy of such consideration is hereby mutually admitted by each party), the parties hereby covenant and agree as follows:

ARTICLE 1
ENGAGEMENT, SERVICES AND DUTIES

1.1
Engagement and Services and Duties.  Effective as of June 6th, 2011, the Company hereby engages the Consultant to provide corporate strategy and financial development consulting services (the “Services”) to the Company as the Company may from time to time require, which Services are more particularly set out in Schedule “A” attached hereto, and the Consultant hereby accepts the engagement on the terms and subject to the conditions as hereinafter provided.

1.2
Company Support.  The Company covenants that it will make available to the Consultant and provide the Consultant with all such reasonable resources, financial and otherwise, as the Consultant will require to perform the Services and otherwise fulfill the requirements of this Agreement.

1.3
Term of Engagement.  Subject to the provisions for termination as hereinafter provided, the term of this Agreement will be for an initial period of six (6) months, commencing on June 6th, 2011 and continuing, subject to the terms of this Agreement, until November 6th, 2011 (the “Term of Engagement”), which Term of Engagement will automatically renew for consecutive periods of one year unless the Company or the Consultant give the other party 30 days written notice of non-renewal prior to the expiry of the Term of Engagement.

ARTICLE 2
COMPENSATION

2.1	Compensation. The Company will pay the Consultant the following.

(a)
Consulting Fee.  In consideration for the Services provided to the Company by the Consultant, the Company will pay the Consultant a monthly fee in the amount of US$ 2,500.00 per month (the “Consulting Fee”), payable monthly in arrears on the last day of each month.

(b)
Increase in Consulting Fee.  The Consulting Fee will be subject to a discretionary increase at the sole discretion of the Board of Directors of the Company after each completed year during the Term of Engagement, to reflect compensation paid to consultants in companies similar to the Company.

(c)
Bonus.  In addition to the Consulting Fee, the Consultant may be entitled to receive an incentive bonus at any time during the Term of Engagement, the amount of which, if any, will be determined by the Board of Directors of the Company in its sole discretion.

(d)
Expenses.  The Company will reimburse the Consultant for all documented reasonable administrative, travel, promotional and other expenses incurred by the Consultant in connection with providing the Services under this Agreement.

(e)
Stock Options.  In addition to the Consulting Fee, the Consultant may be entitled to receive incentive stock options during the Term of Engagement, whereby the Consultant would be able to acquire shares in the capital of the Company, as determined by the Board of Directors of the Company in its sole discretion.

ARTICLE 3
OBLIGATIONS OF THE CONSULTANT

3.1
Reporting.  The Consultant will provide to the Company with a report containing information concerning the results of the Consultant’s Services and activities over the course of any given period of time as the Company may reasonably require.

3.2
Compliance Issues.  The Consultant will comply with all laws, whether federal, provincial, state or otherwise applicable to the Services provided by it and, when requested by the Company, will advise the Company of any particular compliance issues affecting any Services for which the Consultant has been engaged.

3.3
Confidentiality.  The Consultant will not, except as authorized or required by its duties hereunder, reveal or divulge to any person or companies any information concerning the organization, business, finances, transactions or other affairs of the Company or any other confidential information of the Company (collectively, the “Confidential Information”), which may come to the Consultant’s knowledge during the Term of Engagement, and the Consultant, except as required by law, will keep in complete secrecy all Confidential Information entrusted to the Consultant and will not use or attempt to use any such information in any manner which may injure or cause loss either directly or indirectly to the Company’s business.  This restriction will continue to apply after the termination of this Agreement without limit in point of time but will cease to apply to information or knowledge which may come into the public domain through no effort of the Consultant.

3.4	Company’s Property. The Consultant agrees that:

(a)
all Confidential Information and property, including without limitation, all books, manuals, records, reports, notes, contracts, lists, business and financial records and other documents (collectively, the “Company’s Property”) furnished to or prepared or developed by the Consultant in the course of or incidental to this Agreement and the duties hereof, is for the exclusive benefit of the Company and is owned exclusively by the Company;

(b)
upon termination of this Agreement the Consultant will be promptly return the Company’s Property to the Company and will keep no copies thereof, except as may be agreed in writing on agreed terms with the Company; and

(c)
during the Term of Engagement and thereafter, the Consultant will not, directly or indirectly, except as required by the normal business of the Company or expressly consented to in writing by the Company:

(i)	disclose, publish or make available, other than to an authorized employee, officer, or director of the Company, any of the Company’s Property;

(ii)	acquire, possess for its own interest, sell, transfer or otherwise use or exploit any of the Company’s Property; or

(iii)	permit the sale, transfer, or use or exploitation of any of the Company’s Property by any third party.

3.5
Business Conduct.  The Consultant warrants that it will conduct the Services and other related activities in a manner which is lawful and reputable and which brings good repute to the Company and the Consultant.  In this regard the Consultant warrants to provide all Services in a sound and professional manner such that the same meets industry standards of performance quality or as set by the specifications of the Company.

3.6
Insider Issues.  The Consultant will comply with all reasonable endeavors of the Company, industry practice, and law and regulation to ensure that it affords security to information of the Company and that the Consultant, or any persons with whom the Consultant works or with whom the Consultant deals, do not employ information of the Company in any manner contrary to law or fiduciary obligations.

3.7
Trading Issues.  In the event that the Consultant, or any person with whom the Consultant works or with whom the Consultant deals, trades in the Company’s or an affiliate’s securities, then the Consultant will employ reasonable prudence and good market practice as to such trading and will effect such in compliance with law.

ARTICLE 4
TERMINATION

4.1	Termination by the Company.

(a)
For Cause.  The Company may at any time during the Term of Engagement terminate this Agreement for cause, without notice and without liability for any claim, action or demand upon the happening of one or more of the following events:

(i)
if the Consultant fails or refuses, repeatedly, to comply in any material respect with the reasonable policies, standards or regulations of the Company established from time to time in writing and in accordance with this Agreement;

(ii)
if the Consultant fails to perform in any material respect, his duties as determined by the Company in accordance with this Agreement and consistent with the customary duties of the Consultant’s engagement;

(iii)
if the Consultant conducts himself in a wilfully dishonest, or an unethical or fraudulent manner that materially discredits the Company or is materially detrimental to the reputation, character or standing of the Company; or

(iv)	if the Consultant conducts any unlawful or criminal activity, which activity materially discredits the Company or is materially detrimental to the reputation, character or standing of the Company.

(b)
For Other Than Cause.  Notwithstanding the above, the Company may at any time during the Term of Engagement terminate this Agreement by paying to the Consultant a lump sum amount equal to three month’s Consulting Fee, and by providing to the Consultant the amount of the bonus to which the Consultant would have been entitled or becomes entitled pursuant to section 2.1(c) above.

4.2           Termination after Change of Control.  In the event that a change in the voting control of the shares of the Company occurs during the Term of Engagement and the Consultant is terminated within 12 months of such change of control then the Consultant will receive a lump sum payment equal to the lesser of (i) the portion of the Consulting Fee remaining for the rest of the period under the Term of Engagement; and (ii) three month’s Consulting Fee.

4.3           Termination by the Consultant.  The Consultant may terminate this Agreement at any time by providing 30 days written notice to the Company.  Any Consulting Fee or bonus to which the Consultant would have been entitled or becomes entitled to pursuant to Section 2.1 above will cease on the date of termination.

ARTICLE 5
INDEMNITY

5.1
Company to Indemnify.  The Company agrees to indemnify and save the Consultant harmless of and from any liability, obligation, cost, expenses, damage or loss whatsoever arising out of, under, or pursuant to all claims, demands, suits, causes of action, proceedings, judgments, costs and expenses or other liabilities of any kind whatsoever in respect of this Agreement and the performance by the Consultant of its obligations hereunder, including reasonable legal fees and disbursements.

5.2
Consultant to Indemnify.  The Consultant agrees to indemnify and save the Company, its shareholders, directors, officers, employees, agents and representatives (and the Company will be deemed to be a trustee and agent with respect thereto) harmless of and from any liability, obligation, cost, expenses, damage or loss whatsoever arising out of, under, or pursuant to all claims, demands, suits, causes of action, proceedings, judgments, costs and expenses or other liabilities of any kind whatsoever arising out of a breach of this Agreement by the Consultant, including reasonable legal fees and disbursements.

ARTICLE 6
GENERAL

6.1
Entire Agreement.  This Agreement constitutes the entire agreement to date between the parties hereto and supersedes every previous agreement, expectation, negotiation, representation or understanding, whether oral or written, express or implied, statutory or otherwise, between the parties with respect to the subject matter of this Agreement.

6.2	Schedules. The Schedules attached hereto form an integral part of this Agreement.

6.3
Further Assurances.  The parties will from time to time after the execution of this Agreement make, do, execute or cause or permit to be made, done or executed, all such further and other acts, deeds, things, devices and assurances in law whatsoever as may be required to carry out the true intention and to give full force and effect to this Agreement.

6.4	No Assignment. This Agreement may not be assigned by any party hereto except with the prior written consent of the other parties hereto.

6.5	Amendments. This Agreement may be amended or supplemented only by a written agreement signed by each party.

6.6	No Relationship of Employer-Employee. Nothing contained in this Agreement will be construed as creating the relationship of employer and employee as between the Company and the Consultant.

6.7	Notice. In this Agreement:

(a)
any notice or communication required or permitted to be given under the Agreement will be in writing and will be considered to have been given if delivered by hand, transmitted by e-mail transmission or mailed by prepaid registered post, to the address or e-mail transmission number of each party set out as follows:

(i)	to the Company, at:

Uranium 308 Corp.
2808 Cowan Circle
Las Vegas, NV  89107
Attention:  President
E-mail:  dtan001@gmail.com

(ii)	to the Consultant, at:

P.O. Box 1502
Maple Grove, MN 55369
Attention:  Corey J. Sandberg
E-mail:

(b)	any notice or communication will be considered to have been received:

(i)	if delivered by hand, on the day of delivery upon receipt by a responsible representative of the receiver;

(ii)	if sent by e-mail transmission during normal business hours of the recipient on a Business Day (as defined below), on the day of such transmission;

(iii)
if sent by e-mail transmission after normal business hours of the recipient on a Business Day or on a day other than a Business Day, on the first Business Day following the day of such transmission; and

(iii)
if mailed by prepaid registered post in the United States, upon the fifth Business Day following posting; except that, in the case of a disruption or an impending or threatened disruption in postal services every notice or communication will be delivered by hand or sent by e-mail transmission; and

(a)	any party hereto may change its address for notice or communication from time to time by notice given to each of the other parties hereto in accordance with the foregoing provisions.

“Business Day” means a day other than a Saturday, Sunday or any other day on which the principal chartered banks located in Vancouver, British Columbia are not open for business.

6.8	Time of the Essence. Time will be of the essence of this Agreement.

6.9	Enurement. This Agreement will enure to the benefit of and will be binding upon the parties hereto and their respective heirs, executors, administrators and permitted assigns.

6.10	Currency. All payments required to be made pursuant to the provisions of this Agreement and all money amount references contained herein are in lawful currency of the United States of America.

6.11
Applicable Law.  This Agreement will be governed by and interpreted in accordance with the laws of the Province of British Columbia and applicable Canadian law and will be treated in all respects as a British Columbia contract.

6.12
Waiver.  No delay or failure of any party in exercising any right or remedy hereunder and no partial exercise of any such right or remedy will be deemed to constitute a waiver of such right or remedy or any other rights or remedies of such party hereunder.  No waiver of any of the provisions of this Agreement will be deemed or will constitute a waiver of any other provisions (whether or not similar) nor will such waiver constitute a continuing waiver unless otherwise expressly provided.  Any consent by a party to or any waiver by a party of any breach of any provision of this Agreement will not constitute a consent to or waiver of any subsequent, further or other breach of the provisions of this Agreement

6.13
Severability.  If any term of this Agreement is partially or wholly invalid or unenforceable, the remainder of this Agreement will not be affected and each remaining term will be separately valid and enforceable.

6.14
Interpretation Not Affected.  In this Agreement, using separate Articles and inserting headings are for convenient reference only and will in no way define, limit, construe or describe the scope or intent of this Agreement nor in any way affect this Agreement.

6.15
No Partnership or Agency.   The parties have not created a partnership and nothing contained in this Agreement will in any manner whatsoever constitute any party the partner, agent or legal representative of the other party, nor create any fiduciary relationship between them for any purpose whatsoever, except as specifically herein provided.

6.16
Conflict.  The parties hereunto agree and acknowledge that this Agreement has been prepared by Lunny MacInnes Dawson Shannon Law Corporation who act solely for the Company with respect to this Agreement and who offer no legal advice to the Consultant and that Lunny MacInnes Dawson Shannon Law Corporation and the Company have requested that the Consultant seek and obtain independent legal advice in connection with the review and execution of this Agreement.

6.17
Counterparts.  This Agreement may be signed in any number of counterparts, each of which when delivered, either in original form or by facsimile or pdf email attachment, will be considered to be an original.  All executed counterparts when taken together will be deemed to be one and the same document.

IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the date first written above.

URANIUM 308 CORP.
per:

/s/ Dennis Tan
Authorized Signatory

/s/ Corey J. Sandberg
COREY J. SANDBERG

SCHEDULE “A”

This is Schedule “A” to a Consulting Agreement dated June 6th, 2011 between Uranium 308 corp. and Corey J. Sandberg

Duties and Responsibilities
of the Consultant

The Consultant agrees to serve in the position and with the duties and responsibilities as set out below, and to perform such other duties as set out from time to time by the Company.

POSITION:	Strategic Advisor

SERVICES TO BE PROVIDED, including duties and responsibilities:

•	assist in strategic turnaround, business development planning and implementation

•	the identification of business opportunities for the Company, the conduct of due diligence, if any, and assistance in the negotiation and conclusion of contracts for such opportunities;

•	assistance in the coordination and administration of all marketing and development programs of the Company;

•	assistance with capital funding projects, and resources which are necessarily incidental thereto;

•	assistance in the coordination of the preparation and dissemination of business plans and reports for the Company;

•	assistance in the liaison with and the setting up of corporate alliances for the Company with financial groups; and

•	such other activities as are necessary or incidental to the above from time to time.